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                                                                    EXHIBIT 10.1

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

     This First Amendment (the "First Amendment") to the Amended and Restated Accounts Receivable Financing Agreement is entered into as of June 24, 2003, by and among (i) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and (ii) SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts (FAX 617-661-3373); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; and SATCON POWER SYSTEMS CANADA LTD. a corporation organized under the laws of the Province of Ontario, Canada with offices located at 161 First Street, Cambridge, Massachusetts (individually and collectively, jointly and severally, "Borrower").

DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. AMONG OTHER INDEBTEDNESS AND OBLIGATIONS WHICH MAY BE OWING BY BORROWER TO BANK, BORROWER IS INDEBTED TO BANK PURSUANT TO A CERTAIN AMENDED AND RESTATED ACCOUNTS RECEIVABLE FINANCING AGREEMENT DATED AS OF APRIL 4, 2003 (AS AMENDED FROM TIME TO TIME, THE "LOAN AGREEMENT"). CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE SAME MEANING AS IN THE LOAN AGREEMENT.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

DESCRIPTION OF COLLATERAL. REPAYMENT OF THE OBLIGATIONS IS SECURED BY THE COLLATERAL AS DESCRIBED IN THE LOAN AGREEMENT (TOGETHER WITH ANY OTHER COLLATERAL SECURITY GRANTED TO BANK, THE "SECURITY DOCUMENTS").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

DESCRIPTION OF CHANGE IN TERMS.

                        MODIFICATIONS TO LOAN AGREEMENT.

THE LOAN AGREEMENT SHALL BE AMENDED BY DELETING THE FOLLOWING DEFINITION
          APPEARING IN SECTION 1, THEREOF, AND INSERTING IN LIEU THEREOF THE
          FOLLOWING:

               ""APPLICABLE RATE " is a per annum rate equal to the Prime Rate plus three percent (3.0%)."

          and inserting in lieu thereof the following:

               ""APPLICABLE RATE " is a per annum rate equal to the Prime Rate plus four percent (4.0%)."

THE LOAN AGREEMENT SHALL BE DELETING THE FOLLOWING TEXT APPEARING IN SECTION 3.4, THEREOF:

               "On each Reconciliation Day, Borrower will pay to Bank a Collateral Handling Fee, equal to 0.40% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period."

          and inserting in lieu thereof the following:

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               "On each Reconciliation Day, Borrower will pay to Bank a
               Collateral Handling Fee, equal to 0.45% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period."

FEES. THE BORROWER SHALL REIMBURSE BANK FOR ALL LEGAL FEES AND EXPENSES INCURRED IN CONNECTION WITH THIS AMENDMENT TO THE EXISTING LOAN DOCUMENTS.

RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. BORROWER HEREBY RATIFIES, CONFIRMS AND REAFFIRMS, ALL AND SINGULAR, THE TERMS AND CONDITIONS OF A CERTAIN INTELLECTUAL PROPERTY SECURITY AGREEMENT DATED AS OF DECEMBER 19, 2002 BETWEEN BORROWER AND BANK, AND ACKNOWLEDGES, CONFIRMS AND AGREES THAT SAID INTELLECTUAL PROPERTY SECURITY AGREEMENT CONTAINS AN ACCURATE AND COMPLETE LISTING OF ALL INTELLECTUAL PROPERTY COLLATERAL AS DEFINED IN SAID INTELLECTUAL PROPERTY SECURITY AGREEMENT, SHALL REMAIN IN FULL FORCE AND EFFECT.

CONSISTENT CHANGES. THE EXISTING LOAN DOCUMENTS ARE HEREBY AMENDED WHEREVER NECESSARY TO REFLECT THE CHANGES DESCRIBED ABOVE.

RATIFICATION OF LOAN DOCUMENTS. BORROWER HEREBY RATIFIES, CONFIRMS, AND REAFFIRMS ALL TERMS AND CONDITIONS OF ALL SECURITY OR OTHER COLLATERAL GRANTED TO THE BANK, AND CONFIRMS THAT THE INDEBTEDNESS SECURED THEREBY INCLUDES, WITHOUT LIMITATION, THE OBLIGATIONS.

NO DEFENSES OF BORROWER. BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT BORROWER HAS NO OFFSETS, DEFENSES, CLAIMS, OR COUNTERCLAIMS AGAINST BANK WITH RESPECT TO THE OBLIGATIONS, OR OTHERWISE, AND THAT IF BORROWER NOW HAS, OR EVER DID HAVE, ANY OFFSETS, DEFENSES, CLAIMS, OR COUNTERCLAIMS AGAINST BANK, WHETHER KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ALL OF THEM ARE HEREBY EXPRESSLY WAIVED AND BORROWER HEREBY RELEASES BANK FROM ANY LIABILITY THEREUNDER.

CONTINUING VALIDITY. BORROWER UNDERSTANDS AND AGREES THAT IN MODIFYING THE EXISTING OBLIGATIONS, BANK IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THE EXISTING LOAN DOCUMENTS. EXCEPT AS EXPRESSLY MODIFIED PURSUANT TO THIS FIRST AMENDMENT, THE TERMS OF THE EXISTING LOAN DOCUMENTS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT. BANK'S AGREEMENT TO MODIFICATIONS TO THE EXISTING OBLIGATIONS PURSUANT TO THIS FIRST AMENDMENT IN NO WAY SHALL OBLIGATE BANK TO MAKE ANY FUTURE MODIFICATIONS TO THE OBLIGATIONS. NOTHING IN THIS FIRST AMENDMENT SHALL CONSTITUTE A SATISFACTION OF THE OBLIGATIONS. IT IS THE INTENTION OF BANK AND BORROWER TO RETAIN AS LIABLE PARTIES ALL MAKERS OF EXISTING LOAN DOCUMENTS, UNLESS THE PARTY IS EXPRESSLY RELEASED BY BANK IN WRITING. NO MAKER WILL BE RELEASED BY VIRTUE OF THIS FIRST AMENDMENT.

COUNTERSIGNATURE. THIS FIRST AMENDMENT SHALL BECOME EFFECTIVE ONLY WHEN IT SHALL HAVE BEEN EXECUTED BY BORROWER AND BANK (PROVIDED, HOWEVER, IN NO EVENT SHALL THIS FIRST AMENDMENT BECOME EFFECTIVE UNTIL SIGNED BY AN OFFICER OF BANK IN CALIFORNIA).

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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     This First Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:
SATCON  TECHNOLOGY CORPORATION


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON POWER SYSTEMS, INC.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON APPLIED TECHNOLOGY, INC.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON ELECTRONICS, INC.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON POWER SYSTEMS CANADA LTD.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------

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BANK:
SILICON VALLEY BANK


By /s/ John K. Peck
  ------------------------------

Title  Vice President
     ---------------------------

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                    SECOND AMENDMENT TO AMENDED AND RESTATED
                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

     This Second Amendment (the "Second Amendment") to the Amended and Restated Accounts Receivable Financing Agreement is entered into as of August 11, 2003, by and among (i) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and (ii) SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts (FAX 617-661-3373); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; and SATCON POWER SYSTEMS CANADA LTD. a corporation organized under the laws of the Province of Ontario, Canada with offices located at 161 First Street, Cambridge, Massachusetts (individually and collectively, jointly and severally, "Borrower").

DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. AMONG OTHER INDEBTEDNESS AND OBLIGATIONS WHICH MAY BE OWING BY BORROWER TO BANK, BORROWER IS INDEBTED TO BANK PURSUANT TO A CERTAIN AMENDED AND RESTATED ACCOUNTS RECEIVABLE FINANCING AGREEMENT DATED AS OF APRIL 4, 2003, AS AMENDED BY A FIRST AMENDMENT TO AMENDED AND RESTATED ACCOUNTS RECEIVABLE FINANCING AGREEMENT DATED AS OF JUNE 24, 2003 (AS AMENDED FROM TIME TO TIME, THE "LOAN AGREEMENT"). CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE SAME MEANING AS IN THE LOAN AGREEMENT.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

DESCRIPTION OF COLLATERAL. REPAYMENT OF THE OBLIGATIONS IS SECURED BY THE COLLATERAL AS DESCRIBED IN THE LOAN AGREEMENT (TOGETHER WITH ANY OTHER COLLATERAL SECURITY GRANTED TO BANK, THE "SECURITY DOCUMENTS").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

DESCRIPTION OF CHANGE IN TERMS.

                ACKNOWLEDGMENT OF DEFAULT; FOREBEARANCE BY BANK.

BORROWER ACKNOWLEDGES THAT IT IS CURRENTLY IN DEFAULT UNDER THE LOAN AGREEMENT
          BY ITS FAILURE TO COMPLY WITH THE FINANCIAL COVENANT SET FORTH IN
          SECTION 6.3(N) THEREOF. BANK, HOWEVER, HEREBY AGREES TO FORBEAR FROM EXERCISING ITS RIGHTS AND REMEDIES WITH RESPECT TO SUCH DEFAULT UNTIL THE EARLIER TO OCCUR OF (i) AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT (OTHER THAN THE FAILURE OF THE BORROWER TO COMPLY WITH THE ABOVE COVENANT) OR (ii) AUGUST 31, 2003. THE BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT EXCEPT AS SPECIFICALLY PROVIDED HEREIN, NOTHING IN THIS SECTION OR ANYWHERE IN THIS SECOND AMENDMENT SHALL BE DEEMED OR OTHERWISE CONSTRUED AS A WAIVER BY THE BANK OF ANY OF ITS RIGHTS AND REMEDIES PURSUANT TO THE EXISTING LOAN DOCUMENTS, APPLICABLE LAW OR OTHERWISE.

                                    WAIVERS.

BANK HEREBY WAIVES BORROWER'S EXISTING DEFAULTS UNDER THE LOAN AGREEMENT BY
          VIRTUE OF BORROWER'S FAILURE TO COMPLY WITH THE FINANCIAL COVENANT SET FORTH IS SECTION 6.3(M) THEREOF AS OF THE MONTH ENDING JUNE 30, 2003. BANK'S WAIVER OF BORROWER'S COMPLIANCE OF SAID AFFIRMATIVE COVENANT SHALL APPLY ONLY TO THE FOREGOING SPECIFIC PERIOD.

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FEES. BORROWER SHALL PAY TO BANK A MODIFICATION FEE EQUAL TO SEVEN THOUSAND FIVE
HUNDRED DOLLARS ($7,500.00), WHICH FEE SHALL BE DUE ON THE DATE HEREOF AND SHALL BE DEEMED FULLY EARNED AS OF THE DATE HEREOF. THE BORROWER SHALL ALSO REIMBURSE BANK FOR ALL LEGAL FEES AND EXPENSES INCURRED IN CONNECTION WITH THIS AMENDMENT TO THE EXISTING LOAN DOCUMENTS.

RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. BORROWER HEREBY RATIFIES, CONFIRMS AND REAFFIRMS, ALL AND SINGULAR, THE TERMS AND CONDITIONS OF A CERTAIN INTELLECTUAL PROPERTY SECURITY AGREEMENT DATED AS OF DECEMBER 19, 2002 BETWEEN BORROWER AND BANK, AND ACKNOWLEDGES, CONFIRMS AND AGREES THAT SAID INTELLECTUAL PROPERTY SECURITY AGREEMENT CONTAINS AN ACCURATE AND COMPLETE LISTING OF ALL INTELLECTUAL PROPERTY COLLATERAL AS DEFINED IN SAID INTELLECTUAL PROPERTY SECURITY AGREEMENT, SHALL REMAIN IN FULL FORCE AND EFFECT.

CONSISTENT CHANGES. THE EXISTING LOAN DOCUMENTS ARE HEREBY AMENDED WHEREVER NECESSARY TO REFLECT THE CHANGES DESCRIBED ABOVE.

RATIFICATION OF LOAN DOCUMENTS. BORROWER HEREBY RATIFIES, CONFIRMS, AND REAFFIRMS ALL TERMS AND CONDITIONS OF ALL SECURITY OR OTHER COLLATERAL GRANTED TO THE BANK, AND CONFIRMS THAT THE INDEBTEDNESS SECURED THEREBY INCLUDES, WITHOUT LIMITATION, THE OBLIGATIONS.

NO DEFENSES OF BORROWER. BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT BORROWER HAS NO OFFSETS, DEFENSES, CLAIMS, OR COUNTERCLAIMS AGAINST BANK WITH RESPECT TO THE OBLIGATIONS, OR OTHERWISE, AND THAT IF BORROWER NOW HAS, OR EVER DID HAVE, ANY OFFSETS, DEFENSES, CLAIMS, OR COUNTERCLAIMS AGAINST BANK, WHETHER KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ALL OF THEM ARE HEREBY EXPRESSLY WAIVED AND BORROWER HEREBY RELEASES BANK FROM ANY LIABILITY THEREUNDER.

CONTINUING VALIDITY. BORROWER UNDERSTANDS AND AGREES THAT IN MODIFYING THE EXISTING OBLIGATIONS, BANK IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THE EXISTING LOAN DOCUMENTS. EXCEPT AS EXPRESSLY MODIFIED PURSUANT TO THIS SECOND AMENDMENT, THE TERMS OF THE EXISTING LOAN DOCUMENTS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT. BANK'S AGREEMENT TO MODIFICATIONS TO THE EXISTING OBLIGATIONS PURSUANT TO THIS SECOND AMENDMENT IN NO WAY SHALL OBLIGATE BANK TO MAKE ANY FUTURE MODIFICATIONS TO THE OBLIGATIONS. NOTHING IN THIS SECOND AMENDMENT SHALL CONSTITUTE A SATISFACTION OF THE OBLIGATIONS. IT IS THE INTENTION OF BANK AND BORROWER TO RETAIN AS LIABLE PARTIES ALL MAKERS OF EXISTING LOAN DOCUMENTS, UNLESS THE PARTY IS EXPRESSLY RELEASED BY BANK IN WRITING. NO MAKER WILL BE RELEASED BY VIRTUE OF THIS SECOND AMENDMENT.

COUNTERSIGNATURE. THIS SECOND AMENDMENT SHALL BECOME EFFECTIVE ONLY WHEN IT SHALL HAVE BEEN EXECUTED BY BORROWER AND BANK (PROVIDED, HOWEVER, IN NO EVENT SHALL THIS SECOND AMENDMENT BECOME EFFECTIVE UNTIL SIGNED BY AN OFFICER OF BANK IN CALIFORNIA).

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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     This Second Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:
SATCON TECHNOLOGY CORPORATION


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON POWER SYSTEMS, INC.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON APPLIED TECHNOLOGY, INC.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON ELECTRONICS, INC.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------


SATCON POWER SYSTEMS CANADA LTD.


By /s/ Ralph M. Norwood
  ------------------------------

Name:  Ralph M. Norwood
     ---------------------------

Title  VP & CFO
     ---------------------------

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BANK:
SILICON VALLEY BANK


By /s/ John K. Peck
  ------------------------------

Title  Vice President
     ---------------------------